================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 4, 2001


                              SunTrust Banks, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Georgia                    001-08918                        58-1575035
------------------------   -------------------------   ---------------------------------
(State of incorporation)    (Commission File Number)   (IRS Employer Identification No.)




         303 Peachtree Street, N.E.
              Atlanta, Georgia                          30308
  ----------------------------------------           ----------
  (Address of principal executive offices)           (Zip Code)





         Registrant's telephone number, including area code: 404-588-7711



                               SunTrust Capital V
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                          N/A                           58-6453909
  ----------------------------     ------------------------  ---------------------------------
    (State of incorporation)       (Commission File Number)   (IRS Employer Identification No.)




         303 Peachtree Street, N.E.
              Atlanta, Georgia                          30308
  ----------------------------------------            ----------
  (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code: 404-588-7711



================================================================================

ITEM 5.  OTHER EVENTS.

      SunTrust Banks, Inc. (the "Company") and SunTrust Capital V (the "Trust" and, together with the Company, the "Registrants"), are filing this Current Report on Form 8-K to file with the Securities and Exchange Commission the following exhibit which is to be incorporated by reference into their Registration Statement on Form S-3 (Registration Statement Nos.
333-73368,-73368-01 and -73368-02).

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

      (C)         EXHIBITS


Exhibit
   No.            Description
-------           ------------
8.1               Tax Opinion of King & Spalding.

SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Current Report on Form 8-K to be signed on their behalf by the undersigned, hereunto duly authorized.


Date: December 4, 2001                    SUNTRUST BANKS, INC.



                                          By: /s/ Raymond D. Fortin
                                             --------------------------------
                                                  Raymond D. Fortin



Date: December 4, 2001                    SUNTRUST CAPITAL V




                                          By: /s/ Raymond D. Fortin
                                             --------------------------------
                                                  Raymond D. Fortin

                                  EXHIBIT INDEX

Exhibit
   No.                              Exhibit
-------                             -------
8.1               Tax Opinion of King & Spalding.